Exhibit 99.26

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 9/15/05


Blended Coupon 5.2460%


Excess Protection Level
3 Month Average   7.56%
May, 2001   6.85%
April, 2001   7.57%
March, 2001   8.27%


Cash Yield19.70%


Investor Charge Offs 5.45%


Base Rate 7.40%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,958,014,468.94